EXHIBIT  99.1

                       SEVENTH AMENDMENT TO LOAN AGREEMENT

     This Seventh Amendment To Loan Agreement ("Amendment") effective as of October 31, 2000 (the "Amendment Effective Date") is made and entered into by and among Boots & Coots International Well Control, Inc., a Delaware corporation (the "Borrower"), the financial institutions (each, together with its successors and assigns, a "Lender" and collectively, the "Lenders") from time to time a party to the Loan Agreement (as hereinafter defined), and Specialty Finance Fund I, LLC, a Delaware limited liability Borrower ("Specialty"), as successor to Comerica Bank-Texas, a Texas banking association ("Comerica"), as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                                    RECITALS:

     Whereas, the Borrower, the Lenders, and the Agent are parties to a Loan Agreement dated as of October 28, 1998, as amended by the First Amendment to Loan Agreement dated as of March 31, 1999, Second Amendment to Loan Agreement dated as of May 15, 1999, Third Amendment to Loan Agreement dated as of April 21, 2000, Fourth Amendment to Loan Agreement dated as of May 31, 2000, Fifth Amendment to Loan Agreement dated as of May 31, 2000 and Sixth Amendment to Loan Agreement dated as of June 15, 2000 (as amended, the "Loan Agreement");

     Whereas, Comerica resigned as agent under the Loan Agreement and Specialty, as the only remaining Lender, appointed itself as agent thereunder pursuant to that certain letter dated September 27, 2000 among Comerica, Specialty and the Borrower; and

     Whereas, the Borrower, the Lender, and the Agent have agreed, on the terms and conditions herein set forth, that the Loan Agreement be amended in certain respects;

     Now, Therefore, For Good and valuable consideration, including the mutual agreements of the parties hereto, the receipt and sufficiency of which is hereby acknowledged, it is agreed:

     Section 1. Definitions. Terms used herein which are defined in the Loan Agreement shall have the same meanings when used herein unless otherwise provided herein.

     Section  2.     Agreements  of  Parties.   Notwithstanding the terms of the
Loan Agreement, as amended hereby, the Borrower, the Agent and the Lender hereby agree that:

          (a) the outstanding principal balance of the Notes shall bear interest from and after the Amendment Effective Date at the Base Rate, or the Past Due Rate, as applicable. The Borrower shall not have the option to designate or convert to a Eurodollar Rate;


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
          (b) without the prior approval of the Agent and Lender (to be given or withheld in their sole and absolute discretion), the Borrower shall not request any additional borrowings or the issuance of a Letter of Credit;

          (c) notwithstanding the requirements of the Loan Agreement, accrued and unpaid interest on the unpaid principal balance of the Loans due and payable on any Interest Payment Date may be capitalized and added to the amounts outstanding under the Notes and shall constitute additional principal amounts outstanding thereunder, with the effect and result that until otherwise agreed upon in writing, interest payable in respect of the Loans may be paid by the Borrower in kind;

          (d) the Borrower shall not be liable to pay any revolving loan commitment fee set forth in Section 2.4(a).

          (e) the outstanding aggregate principal amount of the Loans and accrued and unpaid interest thereon outstanding under the Loan Agreement immediately prior to December 29, 2000 (the "Effective Date") is $9,487,300.00.

          (f) immediately following the Effective Date and after giving effect to the satisfaction of the conditions set forth in Section 7, the outstanding principal amount due and owing under the Loan Agreement will be $1,000,000.00.

     Section  3.     Amendments   to  the  Loan  Agreement.  On  and  after  the
Amendment  Effective  Date,  the  Loan  Agreement  shall  be amended as follows:

          (a) The definition of "Base Rate" set forth in Section 1.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

          ""Base Rate" means for any day a rate per annum equal to the lesser of
          ------------
     (a) the Prime Rate for that day plus one percent (1%) or (b) the Ceiling Rate."

          (b) The definition of "Maturity Date" set forth in Section 1.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

          ""Maturity  Date"  means  the maturity of the Revolving Notes, October
          ----------------
     31,  2002."

          (c) The following definition shall be included in alphabetical order in Section 1.1 of the Loan Agreement to read in its entirety as follows and to apply exclusively to Section 9.1(o) hereof:

          ""Series  E  Preferred Stock" shall mean the $5,000,000 aggregate face
          -----------------------------
     value, Series E, Cumulative Senior Preferred Stock, par value $0.00001 per share of the Borrower."


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
          (d) The following definitions shall be included in alphabetical order in Section 1.1 of the Loan Agreement to read in their entirety as follows and to apply exclusively to Sections 8.1, 8.2, 8.17, 8.18 and 8.19 hereof:

          ""Affiliate" shall mean any Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, the Borrower, except a Subsidiary. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

          "Capitalized Lease Obligation" shall mean any rental obligation which, under GAAP, would be required to be capitalized on the books of the Borrower or any Subsidiary, taken at the amount thereof accounted for as indebtedness (net of interest expense) in accordance with such principles.

          "Consolidated Interest Expense" shall mean, with respect to any period, the sum (without duplication) of the following (in each case, eliminating all offsetting debits and credits between the Borrower and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Borrower and its Subsidiaries in accordance with GAAP): (i) all interest and prepayment charges in respect of Indebtedness of the Borrower and its Subsidiaries (including imputed interest in respect of Capitalized Lease Obligations and net costs of Swaps) deducted in determining consolidated net income for such period, together with all interest capitalized or deferred during such period and not deducted in determining consolidated net income for such period, and (ii) all debt discount and expense amortized or required to be amortized in the determination of Consolidated Net Income for such period.

          "Consolidated Net Income" shall mean, with respect to any period, the net income (or loss) of the Borrower and its Subsidiaries for such period (taken as a cumulative whole), as determined in accordance with GAAP, after eliminating all offsetting debits and credits between the Borrower and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Borrower and its Subsidiaries, in accordance with GAAP.

          "EBITDA" shall mean, for any period, the sum of (i) Consolidated Net Income, plus (ii) to the extent deducted in the determination of Consolidated Net Income, (a) all provisions for federal, state and other income tax, (b) Consolidated Interest Expense and (c) provisions for depreciation and amortization, provided, however, that so long as the Borrower shall have delivered to the Agent financial information regarding a Permitted Acquisition which discloses the prior operating results thereof, the pro forma effect of such acquisition during such 12-month period shall be permitted to be included in EBITDA for the Borrower or a Subsidiary as if such acquisition occurred on the first day of such period.


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
          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Executive Officer" shall mean the chairman of the board, chief executive officer, president, chief operating officer, chief financial officer or chief accounting officer of the Borrower.

          "Guarantee" shall mean, with respect to any Person, any direct or indirect liability, contingent or otherwise, of such Person with respect to any indebtedness, lease, dividend or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business) or discounted or sold with recourse by such Person, or in respect of which such Person is otherwise directly or indirectly liable, including, without limitation, any such obligation in effect guaranteed by such Person through any agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain the solvency or any balance sheet or other financial condition of the obligor of such obligation, or to make payment for any products, materials or supplies or for any transportation or services regardless of the non-delivery or non-furnishing thereof, in any such case if the purpose or intent of such agreement is to provide assurance that such obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected against loss in respect thereof. The amount of any Guarantee shall be equal to the outstanding principal amount of the obligation guaranteed or such lesser amount to which the maximum exposure of the guarantor shall have been specifically limited.

          "Indebtedness" shall mean, with respect to any Person or consolidated group of Persons, without duplication, (i) all items (excluding items of contingency reserves or of reserves for deferred income taxes) which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person or consolidated group of Persons (but excluding accounts payable in the ordinary course of business) as of the date on which Indebtedness is to be determined; (ii) all indebtedness secured by any Lien on, or payable out of the proceeds of production from, any property or asset owned or held by such Person subject thereto, whether or not the indebtedness secured thereby shall have been assumed; (iii) redemption obligations in respect of mandatorily redeemable preferred stock; (iv) Swaps; (v) unfunded pension liabilities; (vi) obligations as an account party in respect of letters of credit; and (vii) Guarantees of Indebtedness of other Persons of the types described in the foregoing clauses (i) through (vi).

          "Lien" shall mean any mortgage, pledge, priority, security interest, encumbrance, contractual deposit arrangement, lien (statutory or otherwise) or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any production payment, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction) or any other type of preferential arrangement for the purpose, or having the effect, of protecting a creditor against loss or securing the payment or performance of an obligation.

          "New Senior Credit Facility" shall mean any credit instrument or agreement at any time and from time to time entered into by the Borrower with any financial institution or institutions within the limitations of
     Section 8.2(ii), as the same may from time to time be supplemented, amended, renewed, extended, refunded or replaced.

          "Permitted Acquisition" shall have the meaning set forth in the Prudential Letter.

          "Permitted Disposition" shall have the meaning set forth in the Prudential Letter.

          "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, a limited liability company, an unincorporated organization and a government or any department or agency thereof.

          "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, tangible or intangible.

          "Prudential" shall mean The Prudential Insurance Company of America.

          "Prudential Letter" shall mean that certain letter dated as of December 28, 2000 from the Borrower to Prudential.

          "Senior Debt" shall mean Indebtedness for borrowed money, principal, interest, premium, if any, and all other obligations owing pursuant to (i) this Agreement and (ii) the New Senior Credit Facility.

          "Subordinated  Note  Restructuring  Agreement" shall mean that certain
     Subordinated  Note   Restructuring   Agreement  between  the  Borrower  and
     Prudential dated as of December 28, 2000.

          "Subsidiary" shall mean (i) any corporation, at least 50% of the total combined voting power of all classes of Voting Stock of which shall, at the time as of which any determination is being made, be owned by the Borrower, either directly or through Subsidiaries (including, without limitation, the Acquired Borrower), and (ii) any partnership, limited liability Borrower, joint venture or similar entity if at least a 50% interest in the profits or capital thereof is owned by the Borrower, either directly or through Subsidiaries (unless such entity can and does ordinarily take major business actions without the prior approval, direct or indirect, of the Borrower), provided, however, that notwithstanding anything to the contrary
                -----------------
     contained in the foregoing, the term Subsidiary shall not Include ITS Supply Corporation or its subsidiaries so long as ITS Supply Corporation is engaged in a proceeding under any Bankruptcy Law.

          "Swaps" shall mean with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

          "Total Debt" shall mean the total Indebtedness of the Borrower and its Subsidiaries on a consolidated basis; provided that Total Debt shall not include trade payables and current Indebtedness (other than for borrowed money) incurred in, and deposits and advances accepted in, the ordinary course of business.

          "Voting Stock" shall mean securities or other equity interests of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election or removal of corporate directors or persons (such as general partners or managers) performing similar functions in the case of business entities other than corporations."

          (e) Sections 8.1 and 8.2 of the Loan Agreement are hereby amended in their entirety to read as follows:

               "8.1     Liens.  Create,  assume or suffer to exist any Lien upon
     any of its properties or assets,  whether  now owned or hereafter acquired,

               (i) Liens on property of the Borrower and its Subsidiaries outstanding on the December 28, 2000 described in the Prudential Letter, including, without limitation, those securing the Senior Debt;

               (ii)     Liens  to  secure  debt  financing  permitted by Section
          8.2(ii).

               (iii) statutory Liens incidental to the conduct of business or the ownership of properties of the Borrower and its Subsidiaries (including Liens in connection with worker's compensation, unemployment insurance and other like laws (other than ERISA Liens), warehousemen's and mechanic's liens and statutory landlord's liens) and Liens to secure the performance of bids, tenders or purchase, construction or sales contracts, or to secure statutory obligations, property taxes and assessments or governmental charges, surety or appeal bonds or other Liens of like general nature which in each case are incurred in the ordinary course of business and not in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property and which do not in any event materially impair the value or use of the property encumbered thereby in the operation of the business of the Borrower and its Subsidiaries; provided in each case, that the obligation secured is not overdue;

               (iv) any Lien created to secure all or any part of the purchase price, or to secure Indebtedness incurred or assumed to pay all or any part of the purchase price, of property acquired by the Borrower or its Subsidiaries after the December 28, 2000, provided, that all of such Liens may not secure in excess of an aggregate of $8,000,000 of Indebtedness, and provided, further, that all such
          Indebtedness is supported by a contract with a credit-worthy sovereign, nationally-owned or major independent integrated oil and gas Borrower that provides for payment in full of such Indebtedness as principal and interest thereon is scheduled to be paid, and which the Borrower demonstrates to you will allow it to maintain compliance with the ratio tests of Sections 8.17, 8.18 and 8.19 hereof, and, provided, further, that all such Liens shall be confined solely to the item or items of property so acquired; and

               (v)     any  Lien  incurred  in  connection  with  a  Permitted
          Acquisition that is limited to the assets or business unit acquired (and the product, proceeds and accretions thereto, including, without limitation, the cash and accounts receivable generated by any such business unit and any assets acquired by such business unit) securing any Indebtedness permitted by Section 8.2(vii).

               8.2 Limitation on Indebtedness. Create, incur, assume or permit to exist any Indebtedness other than:

               (i) Indebtedness incurred pursuant to the Subordinated Note Restructuring Agreement, as evidenced by the Notes outstanding thereunder, and the subordinated guaranty obligations of the Borrower's Subsidiaries with respect thereto;

               (ii) Senior Debt owing pursuant to the New Senior Credit Facility, provided that the principal amount of Indebtedness owing pursuant thereto shall not be in excess of $6,000,000, (which Senior Debt may be incurred whether or not the Borrower is in compliance with the tests pursuant to Sections 8.17, 8.18 and 8.19 up to and through September 30, 2001), and the senior guaranty obligations of the Borrower's Subsidiaries with respect thereto;

               (iii) trade payables and current Indebtedness (other than for borrowed money) incurred in, and deposits and advances accepted in, the ordinary course of business;

               (iv) Indebtedness of the Borrower and its Subsidiaries outstanding on December 28, 2000 and described in the Prudential Letter, including, without limitation, the Senior Debt owning pursuant to this Agreement, but not including any refinancing of such Indebtedness, other than a refinancing of the Senior Debt;

               (v) Indebtedness secured by the Liens permitted pursuant to clause (iv) of Section 8.1;

               (vi) Indebtedness of up to $15,000,000 (or such greater amount as is acceptable to the Agent based on a case-by-case review by the Agent of contract opportunities that may exceed such maximum) incurred in connection with interim project financing, supported by a contract with a credit-worthy sovereign, nationally-owned or major independent integrated oil and gas company, with such Indebtedness to be retired within the term of such contract at or prior to project conclusion with the collection of associated receivables, for specific purpose large-scale well control events provided, that if such Indebtedness is recourse to the Borrower, it may be incurred if the Borrower demonstrates to the Agent it will maintain compliance with the ratio tests of Sections 8.17, 8.18 and 8.19; and

               (vii) Indebtedness in connection with the Permitted Acquisition so long as after giving effect thereto no Default or Event of Default shall occur and be continuing and on a pro forma basis the Company is (and is projected to be) in compliance with Section 8.17 hereof."

          (f) Section 8 of the Loan Agreement is hereby amended by adding at the end thereof the following additional sections to read in their entirety as follows:

               "8.17 Total Debt to EBITDA Ratio. Permit the ratio of Total Debt to EBITDA for each of the rolling twelve month periods most recently ended, commencing with the twelve month period ended on the earlier of (i) the last day of the month containing the closing date of the Permitted Acquisition and (ii) December 31, 2001, to be greater than the 3.25 to 1.

               8.18 EBITDA to Consolidated Interest Expense. Permit the ratio of EBITDA to Consolidated Interest Expense, for each of the rolling twelve month periods most recently ended, commencing with the twelve month period ended on the earlier of (i) the last day of the month containing the closing date of the Permitted Acquisition and (ii) December 31, 2001, to be less than 2.9 to 1.

               8.19 Year-to-date EBITDA Levels. Permit EBITDA from January 1, 2001 to the last day of each period set forth below, to be less than the minimum amount set forth opposite such period below:

                     Period                       Minimum Amount
                     ------                       --------------
                     March 31, 2001                  $350,000
                     June 30, 2001                 $1,200,000
                     September 30, 2001           $2,500,000"

          (g) Section 9.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

               9.1     Events  of  Default.  If any one or more of the following
                       --------------------
     events (herein called "Events of Default" shall occur, then Agent shall (at
                            -----------------
     the direction of the Majority Lenders) do any or all of the following: (1) without notice to Borrower or any other Person, declare the Revolving Loan Commitments terminated (whereupon the Revolving Loan Commitments shall be terminated) and/or accelerate the Revolving Loan Termination Date to a date as early as the date of termination of the Revolving Loan Commitments; (2) terminate any Letter of Credit allowing for such termination, by sending a notice of termination as provided therein and require Borrower to provide Cover for outstanding Letters of Credit; (3) declare the principal amount then outstanding of and the unpaid accrued interest on the Loans and Reimbursement Obligations and all fees and all other amounts payable hereunder, under the Notes and under the other Loan Documents to be forthwith due and payable, whereupon such amounts shall be and become immediately due and payable, without notice (including, without limitation, notice of acceleration and notice of intent to accelerate), presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by Borrower; provided that in the case of the occurrence
                                     --------
     of an Event of Default  with  respect to any Obligor  referred to in clause
     (g), (h), (i), (j), or (k) of this Section 9.1, the Revolving Loan Commitments shall be automatically terminated and the principal amount then outstanding of and unpaid accrued interest on the Loans and the Reimbursement Obligations and all fees and all other amounts payable hereunder, under the Notes and under the other Loan Documents shall be and become automatically and immediately due and payable, without notice (including, without limitation, notice of acceleration and notice of intent to accelerate), presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waiver by Borrower, and (4) exercise any or all other rights and remedies available to Agent or any of the Lenders under the Loan Documents, at law or in equity:

               (a) the Borrower defaults in the payment of any principal of any Note, when the same shall become due, either by the terms thereof or otherwise as herein provided; or

               (b) the Borrower defaults in the payment of any interest on any Note and such default is continuing for more than five Business Days after the date due; or

               (c)     the  Borrower  or any Subsidiary (a) defaults (whether as
          primary obligor or as guarantor or other surety) in any payment of principal of or interest on any other obligation for money borrowed (or any Capitalized Lease Obligation, any obligation under a conditional sale or other title retention agreement, any obligation issued or assumed as full or partial payment for property whether or not secured by a purchase money mortgage or any obligation under notes payable or drafts accepted representing extensions of credit) in an aggregate amount in excess of $1,000,000 beyond any period of grace provided with respect thereto or (b) fails to perform or observe any other agreement, term or condition contained in any agreement under which any such obligation is created (or if any other event thereunder or under any such agreement shall occur and be continuing) and the effect of such failure or other event is to cause or permit the holder of obligation to cause such obligation to become due (or to be repurchased by the Borrower or any Subsidiary) prior to any stated maturity; or

               (d) any representation or warranty made by the Borrower or any of its Subsidiaries herein or in any of the other Loan Documents, or by the Borrower or any of its officers in any writing furnished in connection with or pursuant to this Restructuring Agreement shall be false in any material respect on the date as of which made; or

               (e) the Borrower fails to perform or observe any term, covenant or agreement contained in Section 8 (other then Sections 8.17, 8.18 and 8.19 which is addressed in Section 9.1(o) below); or

               (f) the Borrower or any Subsidiary fails to perform or observe any other agreement, covenant, term or condition contained herein, or in any of the other Loan Documents and such failure continues unremedied for a period of 30 days after (a) written notice thereof is given by the Agent or any Lender to the Borrower, or (b) the Borrower otherwise obtains knowledge of such default, whichever is earlier; or

               (g) the Borrower or any Subsidiary makes an assignment for the benefit of creditors or is generally not paying its debts as such debts become due; or

               (h) any decree or order for relief in respect of the Borrower or any Subsidiary is entered under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law, whether now or hereafter in effect (the "Bankruptcy Law"), of any jurisdiction; or

               (i) the Borrower or any Subsidiary petitions or applies to any Tribunal for, or consents to, the appointment of, or taking possession by, a trustee, receiver, custodian, liquidator or similar official of the Borrower or any Subsidiary, or of any substantial part of the assets of the Borrower or any Subsidiary, or commences a voluntary case under the Bankruptcy Law of the United States or any proceedings (other than proceedings for the voluntary liquidation and dissolution of a Subsidiary) relating to the Borrower or any Subsidiary under the Bankruptcy Law of any other jurisdiction; or

               (j) any such petition or application is filed, or any such proceedings are commenced, against the Borrower or any Subsidiary and the Borrower or such Subsidiary by any act indicates its approval thereof, consent thereto or acquiescence therein, or an order, judgment or decree is entered appointing any such trustee, receiver, custodian, liquidator or similar official, or approving the petition in any such proceedings, and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

               (k) any order, judgment or decree is entered in any proceedings against the Borrower decreeing the dissolution of the Borrower and such order, judgment or decree remains unstayed and in effect for more than 30 days; or

               (l) any order, judgment or decree is entered in any proceedings against the Borrower or any Subsidiary decreeing a split-up of the Borrower or such Subsidiary which requires the divestiture of assets representing 10% or more of the consolidated net worth of the Borrower and the Subsidiaries on a consolidated basis, or the divestiture of assets or stock of a Significant Subsidiary, and such order, judgment or decree remains unstayed and in effect for more than 30 days; or

               (m) any judgment or order, or series of judgments or orders, in an amount in excess of $500,000 (excluding any item described in the Prudential Letter, is rendered against the Borrower or any Subsidiary and either (i) enforcement proceedings have been commenced by any creditor upon such judgment or order or (ii) within 60 days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within 60 days after the expiration of any such stay, such judgment is not discharged; or

               (n) any Guaranty shall for any reason cease to be valid and binding on the applicable guarantor or any party to any Guaranty states to any holder of a Note or asserts in writing that the Guaranty Agreement is not valid and binding on such guarantor; or

               (o) the Borrower fails to perform or observe any covenant contained in Section 8.17, 8.18 or 8.19 and such default is not waived or "deemed cured" within a reasonable period of time which shall, for purposes of this Agreement, be 30 days (for purposes of this Section 9.1(o) only, a default under Sections 8.17 and 8.18 will be "deemed cured" if the Company raises funds (other than by incurring Indebtedness) and applies 50% of the proceeds thereof to prepay Senior Debt and 50% of the proceeds thereof to repurchase Series E Preferred Stock and if, for purposes of compliance with the covenants of Sections 8.17 and 8.18, Total Debt were reduced by the amounts used in such prepayment of Senior Debt and repurchase of Series E Preferred Stock, the Company would have been in compliance on date of such default); or

               (p) any Security Document after delivery thereof, shall for any reason, except to the extent permitted by the terms of this Agreement or such Security Document, ceases to create a valid and perfected Lien of the first priority (subject to the Permitted Liens), required thereby on any of the Collateral purported to be covered thereby and securing that portion of the Obligations which is therein designated as being secured, or any Obligor (or any other Person who may have granted or purported to grant such Lien) will so state in writing or, after the creation thereof as herein provided, Agent shall cease to have a first priority Lien (subject to Permitted Liens) upon the equity interests in and to Subsidiaries of Borrower (or 65% of such equity interests in the case of Foreign Subsidiaries) securing the Obligations; or

               (q) (i) any Person other than Borrower shall own any equity interest in any Subsidiary of Borrower or any Person other than Agent shall acquire any Lien on Borrower's interest in and to the equity interest in any Subsidiary of Borrower; or (ii) any Change of Control shall occur.

     Section 4. No Reliance by Others. None of the provisions of this Amendment shall inure to the benefit of Borrower or any other Obligor or any Person other than Lenders and Agent; consequently, neither Borrower or any other Obligor shall be, and no Person other than the Lenders and Agent shall be, entitled to rely upon or raise as a claim or defense, in any manner whatsoever, the failure of Lenders and Agent to comply with the provisions of this Amendment. Neither the Agent nor any Lender shall incur any liability to Borrower or any other Obligor or any other Person for any act or omission of the other.

     Section 5. Limitations. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver or modification of, any other term or condition of the Loan Agreement or any of the other Loan Documents, or (b) except as expressly set forth herein, prejudice any right or rights which the Lenders may now have or may have in the future under or in connection with the Loan Agreement, the Loan Documents or any of the other documents referred to therein. Except as expressly modified hereby or by express written amendments thereof, the terms and provisions of the Loan Agreement, the Notes, and any other Loan Documents or any other documents or instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between this Amendment and any of the foregoing documents, the terms of this Amendment shall be controlling. The representations and warranties made in each Loan Document are true and correct in all material respects on and as of the Amendment Effective Date.

     Section 6. Representations and Warranties. (a) To induce the Agent and the Lenders to execute and deliver this Amendment (which representations shall survive the execution and delivery of this Amendment), the Borrower represents and warrants to the Agent and the Lenders that:

          (i) this Amendment has been duly authorized, executed and delivered by it and this Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Borrower enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

          (ii) the Loan Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Borrower enforceable against it in accordance with its respective terms, Except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally; and

          (iii) the execution, delivery and performance by the Borrower of this Amendment (1) has been duly authorized by all requisite corporate action, (2) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (x) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (y) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (z) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, that certain Subordinated Note Restructuring Agreement dated as of December 28, 2000 between the Borrower and The Prudential Insurance Company of America (the "Subordinated Note Restructuring Agreement"), or
     (B) result in a breach or constitute (along or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (3)(A)(z) of this Section 6(a)(iii).

     (b) Assuming that each of the members of Specialty has represented in writing that it is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended and in reliance thereon, Specialty is an "accredited investor" within the meaning of said Rule 501.

     Section 7. Conditions to Effectiveness of This Amendment. This Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied on the Effective Date:

          (a) executed counterparts of this Amendment, duly executed by the Borrower, the Agent and the Lenders, shall have been delivered to the Lenders;

          (b) the Agent shall have received a copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance by the Borrower of this Amendment and the Subordinated Note Restructuring Agreement, certified by its Secretary or an Assistant Secretary, in the form annexed hereto as Exhibit A;

         (c)     the representations and warranties of the Borrower set forth in
     Section 6 hereof are true and correct on and with respect to the date hereof;

          (d) the Agent shall have received the favorable opinion of counsel to the Obligors as to the matters set forth in Sections 7.1(a), 7.1(b) and 7.1(c) hereof and such other matters as you reasonably deem appropriate, which opinion shall be in form and substance satisfactory to the Lenders;

          (e) in satisfaction and payment of an aggregate of $8,487,300.00 of the outstanding principal amount of the Loans due and owing under the Loan Agreement and accrued and unpaid interest, the Lenders shall have received 89,117 shares of the $8,911,665.00 aggregate face value, Series H, Cumulative Senior Preferred Stock, par value $0.00001 per share (the
     "Series H Preferred Stock"), of the Company, with the effect and result that immediately following the Effective Date, the outstanding principal amount of the Loans due and owing pursuant to the Loan Agreement shall be $1,000,000.00;

          (f) the Subordinated Note Restructuring Agreement and the related Subordinated Guaranty Agreement shall be in form and substance acceptable to the Agent, shall be in full force and effect and a true, correct and complete copy of each thereof shall have been delivered to the Agent;

          (g) the Agent shall have, on behalf of the Lenders, received the duly executed and recorded Certificate of Designation of the Company relating to the Series H Preferred Stock in form and substance satisfactory to the Agent and the Lenders; and

          (h) the Agent shall have received a written confirmation from each Subsidiary (other than Foreign Subsidiaries) of the Borrower which is a party to a Guaranty affirming its absolute and unconditional obligations under such Guaranty.

     Upon receipt of all of the foregoing, this Amendment shall become effective.

     Section 8. Waiver of Prior Events of Default, Etc. Upon satisfaction of the conditions set forth in Section 7:

          (a) each and every Default or Event of Default arising under the Loan Agreement or under any document executed or delivered in connection with the Loan Agreement, existing prior to the Effective Date shall be hereby and forever waived by the Agent and the Lenders;

          (b) the Agent and the Lenders shall be deemed to have, and shall have, consented to the execution and delivery of the Subordinated Note Restructuring Agreement; and

          (c) the Agent and the Lenders shall be deemed to have, and shall have, released each of the Foreign Subsidiaries as a party to a Guaranty in respect of the Loan Agreement and the Obligations outstanding thereunder.

     Section 9. Payment of Expenses. The Borrower agrees, whether or not the transactions hereby contemplated shall be consummated, to reimburse and save the Agent harmless from and against liability for the payment of all reasonable substantiated out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery, amendment, modification, waiver and enforcement of, or the preservation of any rights under this Amendment, including, without limitation, the reasonable fees and expenses of Chapman and Cutler, special counsel to the Agent, and any other any local or other counsel for Agent, and all stamp taxes (including interest and penalties, if any), recording taxes and fees, filing taxes and fees, and other charges which may be payable in respect of, or in respect of any modification of, the Loan Agreement and the other Loan Documents. The provisions of this Section shall survive the termination of the Loan Agreement and the repayment of the Loans.

     Section 10. Governing Law. This Amendment and the rights and obligations of the parties hereunder and under the Loan Agreement shall be construed in accordance with and be governed by the laws of the State of Texas and the United States of America.

     Section 11. Descriptive Headings, etc. The descriptive headings of the several Sections of this Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     Section 12. Entire Agreement. This Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof, including, without limitation, any commitment letters regarding the transactions contemplated by this Amendment.

     Section 13. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument. Complete sets of counterparts shall be lodged with the Borrower and the Agent.

     Section 14. Amended Definitions. As used in the Loan Agreement (including all Exhibits thereto) and all other instruments and documents executed in connection therewith, on and subsequent to the Amendment Effective Date the term (i) "Agreement" shall mean the Loan Agreement as amended by this Amendment, and (ii) references to any and all other Loan Documents shall mean such documents as amended as contemplated hereby.

     In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

     Notice  pursuant  to  Tex.  Bus.  &  Comm.  Code  Sec.26.02

     This Amendment and all other Loan Documents executed by any of the parties before or substantially contemporaneously with the execution hereof together constitute a written Loan Agreement and represent the final agreement between the parties between the parties and may not be contradicted by evidence or prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

                                       Boots  &  Coots  International  Well
                                       Control,  Inc.,  a  Delaware  corporation

                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                       Specialty   Finance   Fund   I,   LLC,  a
                                       Delaware limited liability Borrower (as successor to Comerica Bank-Texas, a Texas banking association) as Agent and as a Lender


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

THE UNDERSIGNED HEREBY JOIN IN THIS AMENDMENT TO EVIDENCE THEIR CONSENT TO EXECUTION BY BORROWER OF THIS AMENDMENT, TO CONFIRM THAT EACH LOAN DOCUMENT NOW OR PREVIOUSLY EXECUTED BY THE UNDERSIGNED APPLIES AND SHALL CONTINUE TO APPLY TO THE LOAN AGREEMENT, AS AMENDED HEREBY, TO ACKNOWLEDGE THAT WITHOUT SUCH CONSENT AND CONFIRMATION. LENDERS WOULD NOT EXECUTE THIS AMENDMENT AND TO JOIN IN THE NOTICE PURSUANT TO TEX. BUS. & COMM. CODE SEC.26.02 SET FORTH ABOVE.

                                       ABASCO,  INC.,
                                            a  Texas  corporation

                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                       Boots & Coots  Special  Services,  Inc.,
                                            a  Texas  corporation

                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                       Elmagco,  Inc.,
                                            a  Delaware  corporation

                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                       Hell  Fighters,  Inc.,
                                            a  Texas  corporation

                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                       IWC  Engineering,  Inc.,
                                            a  Texas  corporation

                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                       IWC  Services,  Inc.,
                                            a  Texas  corporation

                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                       ITS  Supply  Corporation,
                                            a  Delaware  corporation

                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________